EFFECTIVE AUGUST 23RD, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2004

PEDIATRIC SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23946	58-1873345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Technology Parkway, Norcross, Georgia	30092-2929
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 441-1580

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL INSTRUCTIONS

A. Rule as to Use of Form 8-K.

1. Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

SEC 873(6-04)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 5.02 Appointment of Principal Officer

On December 1, 2004, the Company issued a press release announcing the appointment of Daniel J. Kohl as President and Chief Executive Officer of the Company. Mr. Kohl has spent nearly 30 years in the healthcare industry, including significant time in senior management positions with companies that provided services similar to each of the Company’s three business segments. Mr. Kohl has never been an employee of the Company and there is no reportable “family relationship” between Mr. Kohl and the Company as that term is defined by Section 401(d) of Regulation S-K.

Pursuant to the terms of the employment agreement by and between Mr. Kohl and the Company, effective December 15, 2004, he will receive an annual base salary of $350,000. The agreement also provides that Mr. Kohl is entitled to participate in a bonus plan, the terms of which are determined and approved by the Board of Directors, and in all of the Company’s employee benefit plans for which he is eligible to participate, including, but not limited to the Company’s Non-Qualified Deferred Compensation Plan. In addition, Mr. Kohl will be eligible to participate in the Company’s Stock Option Plan and will receive an initial option to purchase 300,000 shares of Common Stock at fair market value, priced as of December 15, 2004. Mr. Kohl is also entitled to life insurance coverage and the use of a Company-paid automobile. The agreement is not for a stated term; however, in the event Mr. Kohl is terminated without cause, the Company is obligated to pay Mr. Kohl his annual base salary for a period of 2 years. In addition, in the event Mr. Kohl is terminated due to a “change in control” as defined in the agreement, Mr. Kohl is entitled to receive his annual base salary for a period of 2 years plus accelerated vesting of any unexpired stock options.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIC SERVICES OF AMERICA, INC.

By:	/s/ James M. McNeill
James M. McNeill,
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Dated: December 1, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated December 1, 2004, announcing the appointment of Daniel J. Kohl as President and Chief Executive Officer.